UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 26, 2023, Adicet Bio, Inc. (Adicet or the Company) issued a press release titled “Adicet Bio Reports Positive Data from Ongoing ADI-001 Phase 1 Trial in Patients with Relapsed or Refractory Aggressive B-Cell Non-Hodgkin’s Lymphoma (NHL),” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 26, 2023, the Company issued a press release and presented on safety and efficacy data from the Company’s ongoing Phase 1 study of ADI-001 for the potential treatment of relapsed or refractory aggressive B-cell non-Hodgkin’s lymphoma (NHL). Data highlights as of the May 4, 2023 data-cut date were as follows:

•
Of the 24 efficacy-evaluable patients, 3 received ADI-001 at dose level 1 (DL1) (30 million CAR+ cells), 3 received ADI-001 at dose level 2 (DL2) (100 million CAR+ cells), 6 received ADI-001 at dose level 3 (DL3) (300 million CAR+ cells), 4 received two infusions of ADI-001 at DL3 (two doses of 300 million CAR+ cells, one on day 1 and the second dose on day 7 following a single lymphodepletion), and 8 received ADI-001 at dose level 4 (DL4) (1 billion CAR+ cells).
•
Patients were heavily pretreated with a median of 4 prior lines of therapy (range 2-9), had relatively high tumor burden, and had a poor prognostic outlook based on their median International Prognostic Index (IPI) score. 50% of patients enrolled in the study had progressed on prior CAR T.
•
ADI-001 treatment demonstrated a 71% ORR and 63% CR rate in the study across all dose levels.
•
ADI-001 demonstrated an 83% ORR and 67% CR rate in heavily pre-treated patients (4 median prior lines of therapy) who had progressed on prior CAR T.
•
ADI-001 demonstrated a 6-month CR rate consistent with autologous CAR T when factoring number of prior lines of therapy and percent of patients enrolled in the study who progressed on prior CAR T.
•
Adicet selected the recommended Phase 2 dose (RP2D) as 1 billion CAR positive cells (DL4).
•
At the RP2D (DL4) (with 4 median prior lines of therapy, 38% post-CAR T) the 6-month CR rate was 25%. At this dose level, in patients who had progressed on prior CAR T, the CR rate was 67% and the 6-month CR rate was 33%.
•
The expansion and persistence of ADI-001 at the RP2D exceed values reported for approved autologous CD19 CAR T cell therapy. DL4 demonstrated a mean Cmax of 483 cells/ul with a mean time-to-peak at approximately day 9 and demonstrated persistence through day 28 with a mean concentration of 21 cells/ul.
•
ADI-001 was generally well-tolerated in the study and there were no occurrences of dose-limiting toxicities or graft vs host disease (GvHD). Of the 24 patients evaluable for safety, there was 1 report of Grade 3 or higher CRS and 1 report of Grade 3 or higher ICANS.
•
In May, the Company completed a Type B meeting with the FDA and expects to transition the ADI-001 program into a potentially pivotal Phase 2 study in post- CAR T LBCL in the first half of 2024.

Table 1 – Summary of Phase 1 ADI-001 Preliminary Efficacy Data as of the May 4, 2023 data-cut date:

ACTIVE/123834403

	Median No. of Prior Lines	Post-CAR T Patients	ORR (%)	CR Rate (%)	3-month CR Rate (%)	6-month CR Rate (%)
DL4 (RP2D)	4	3/8 (37.5%)	6/8 (75.0%)	5/8 (62.5%)	4/8 (50.0%)	2/8 (25.0%)
DL4 (RP2D) Post CAR T	4	3/3 (100.0%)	3/3 (100.0%)	2/3 (67.7%)	1/3 (33.3%)	1/3 (33.3%)
All Doses	4	12/24 (50%)	17/24 (70.8%)	15/24 (62.5%)	9/24 (37.5%)	4/24 (16.7%)
Post CAR T All Doses	4	12/12 (100.0%)	10/12 (83.3%)	8/12 (66.7%)	4/12 (33.3%)	2/12 (16.7%)

Table 2 – Summary of Phase 1 ADI-001 Safety Data in Efficacy Evaluable Patients as of the May 4, 2023 data-cut date*:

	DL1(N=3)		DL2(N=3)		DL3(N=6)		DL3 X2(N=4)		DL4(N=8)		Total (N=24)
	Any Grade	Gr>=3	Any Grade	Gr>=3	Any Grade	Gr>=3	Any Grade	Gr>=3	Any Grade	Gr>=3	Any Grade	Gr>=3
CRS	2 (66.7%)	0	0	0	1 (16.7%)	1 (16.7%)	4 (100.0%)	0	4 (50.0%)	0	11 (45.8%)	1 (4.2%)
ICANS	0	0	1 (33.3%)	0	0	0	1 (25.0%)	1 (25.0%)	1 (12.5%)	0	3 (12.5%)	1 (4.2%)
GvHD	0	0	0	0	0	0	0	0	0	0	0	0
DLT	0	0	0	0	0	0	0	0	0	0	0	0
Infection	1 (33.3%)	1 (33.3%)	2 (66.7%)	0	3 (50.0%)	2 (33.3%)	2 (50.0%)	1 (25.0%)	3 (37.5%)	2 (25.0%)	11 (45.8%)	6 (25.0%)
SAE-TEAE	1 (33.3%)	1 (33.3%)	2 (66.7%)	2 (66.7%)	4 (66.7%)	3 (50.0%)	2 (50.0%)	2 (50.0%)	3 (37.5%)	2 (25.0%)	12 (50.0%)	10 (41.7%)

ACTIVE/123834403

Related SAE-TEAE	1 (33.3%)	0	1 (33.3%)	1 (33.3%)	3 (50.0%)	2 (33.3%)	2 (50.0%)	2 (50.0%)	3 (37.5%)	2 (25.0%)	10 (41.7%)	7 (29.2%)

*Safety assessment was performed using the Common Terminology Criteria for Adverse Events (v5) and the American Society for Transplantation and Cellular Therapy criteria.

The disclosure under this Item 8.01 contains “forward-looking statements” of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding the potential safety, durability, tolerability and efficacy of ADI-001; the expected progress, timing and success of the Phase 1 study of ADI-001 in relapsed/refractory NHL patients, including the identification of a recommended Phase 2 dose and the expected performance compared to approved CD19 autologous CAR T therapy; the plan to transition ADI-001 into a potentially pivotal Phase 2 study in the first half of 2024; and expected timing of additional data in post-CAR T LBCL patients in the second half of 2024.

Any forward-looking statements in this Item 8.01 are based on management's current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of COVID-19 on Adicet’s business and financial results, including with respect to disruptions to Adicet’s preclinical or clinical studies, business operations and ability to raise additional capital; Adicet’s ability to execute on its strategy, including obtaining the requisite regulatory approvals on the expected timeline, if at all; that positive results, including results, from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing studies; clinical studies may fail to demonstrate adequate safety and efficacy of Adicet’s product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; and regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet’s actual results to differ from those contained in the forward-looking statements, see the section titled "Risk Factors" in Adicet’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. All disclosure under this Item 8.01 is as of the date of this Form 8-K, and Adicet undertakes no duty to update this information unless required by law.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Adicet Bio, Inc. on June 26, 2023, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

ACTIVE/123834403

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADICET BIO, INC.

Date:	June 26, 2023	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer

ACTIVE/123834403